NScore Series of Variable Annuities

National Security Life and Annuity Company

National Security Variable Account N

Supplement dated September 28, 2022

to the Prospectuses dated May 1, 2019

The following supplements and amends the prospectuses dated May 1, 2019, as previously supplemented. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus, as supplemented.

FUND SUBSTITUTION UPDATE

As previously described in a prospectus supplement dated July 22, 2022, National Security intends to substitute certain Existing Portfolios as investment options under your contract.

The Substitution was scheduled to occur on or about September 9, 2022. The Substitution has been rescheduled to occur on or about October 14, 2022. If you have Contract Value allocated to the Existing Portfolios on the date of the Substitution, you will receive a confirmation notice once such Substitution has occurred.